EXHIBIT 10.1

THE UNITS (AND UNDERLYING SECURITIES) WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THE UNITS (AND UNDERLYING SECURITIES) ACQUIRED BY INVESTORS MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AN INVESTMENT IN THE UNITS IS SUBJECT TO CERTAIN RISKS.  SEE “RISK FACTORS” IN THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM, DATED AUGUST 7, 2008.

This Subscription Agreement, the Confidential Private Placement Memorandum and the Exhibits attached thereto are highly confidential.  This Subscription Agreement does not constitute an offer to any person other than the subscriber named below or to the public generally to subscribe for or otherwise acquire any Units.  No one is permitted to distribute this Subscription Agreement, the Confidential Private Placement Memorandum and the Exhibits attached thereto to any person other than the subscriber and those persons, if any, retained to advise such subscriber, and any disclosure of any of the contents hereof without our prior written consent is prohibited.  Each prospective purchaser, by accepting delivery of this Subscription Agreement, the Confidential Private Placement Memorandum and the Exhibits attached thereto, agrees to the foregoing and to make no photocopies of this Subscription Agreement or the Confidential Private Placement Memorandum and the Exhibits attached thereto or any documents delivered in connection herewith and if the subscriber does not purchase any Units, or the offering is terminated, to return this Subscription Agreement and the Confidential Private Placement Memorandum and the Exhibits attached thereto and all such documents delivered herewith to us.

Each person receiving this Subscription Agreement and the Confidential Private Placement and the Exhibits attached thereto, prior to delivery hereof, has agreed, and its acceptance hereof constitutes its further agreement, that it will hold the information contained or referred to herein and the transactions contemplated hereby in confidence.

FOR FLORIDA RESIDENTS ONLY: PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE IN THE STATE OF FLORIDA IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF UNITS HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS, HER OR ITS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE (3) BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER.  WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON.  TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY C/O THOMAS BEVIVINO, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, SEVERN BANCORP, INC., 200 WESTGATE CIRCLE, SUITE 200, ANNAPOLIS, MARYLAND 21401, INDICATING HIS, HER OR ITS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY.  IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED.  IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

SUBSCRIPTION AGREEMENT

Parties:             Severn Bancorp, Inc.
a Maryland Corporation (the “Company”)
200 Westgate Circle
Annapolis, MD 21401

__________________________ (the “Subscriber”)
(Print Name)

__________________________
(Street Address)

__________________________
(City, State, Zip Code)

Date:                                       , 2008

BACKGROUND

The Company is offering to sell a minimum of 100 Units and a maximum of 250 Units in a private placement (the “Offering”).  Each Unit is being offered at a purchase price of $100,000 per Unit and consists of 6,250 shares of Series A Convertible Preferred Stock, par value $.01 per share, of the Company (the “Preferred Stock”) with an aggregate liquidation preference of $50,000, and a redeemable Subordinated Note in the original principal amount of $50,000 (“Subordinated Note”).  The Subscriber desires to purchase, and subject to acceptance by the Company, the Company desires to sell, the number of Units designated on the Signature Page of this Agreement, upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	SUBSCRIPTION

Subject to the terms and conditions set forth herein, the Subscriber hereby subscribes for and agrees to purchase the number of Units designated on the Signature Page of this Agreement at the purchase price per Unit of One Hundred Thousand Dollars ($100,000) for total amount as set forth on the signature page of this Agreement (the “Subscription Price”).  In payment of the Subscription Price, Subscriber encloses herewith a check, bank draft or money order payable to the order of “Severn Bancorp, Inc.” in the amount of the Subscription Price.

2.	SUBSCRIPTION IRREVOCABLE BY SUBSCRIBER BUT SUBJECT TO ACCEPTANCE OR REJECTION BY THE COMPANY.

(a) Except as to Florida subscribers as  described above, this Subscription Agreement is not, and shall not be, revocable by Subscriber.

(b) The Subscriber understands and agrees that: (i) this subscription shall not be binding upon the Company until accepted by the Company, (ii) the Company reserves the right to reject the Subscriber’s subscription for any reason or no reason, (iii) the Company may accept this subscription in whole or in part and (iv) the Company reserves the right, in its sole discretion, to accept subscriptions for a partial Unit from any subscriber in the Offering.  The Subscriber shall not have any recourse against the Company if the subscription is rejected in whole or in part.  If the subscription is rejected, the Company will promptly return to Subscriber, without deduction or interest, the rejected Subscription Price.

3.	SUBSCRIBER’S REPRESENTATIONS AND WARRANTIES.

Subscriber hereby represents and warrants that:

(a) Subscriber has received, has carefully read and understands the Confidential Private Placement Memorandum, dated August 7, 2008 and the Exhibits attached thereto  (the “Memorandum”), including without limitation the Form of Subordinated Note attached as Exhibit H to the Memorandum (“Form of Subordinated Note”) and Form of Articles of Amendment attached as Exhibit J to the Memorandum (“Form of Articles of Amendment”).  Subscriber has based his, her or its decision to invest on the information contained in the Memorandum, has not been furnished with any other offering literature or prospectus and has not received any representations or warranties from the Company, the officers or directors of the Company or any agent of any of the foregoing other than as set forth herein or in the Memorandum.

(b) Subscriber has such knowledge and experience in financial and business matters and that Subscriber is fully capable of evaluating the merits and risks of the investment in the Company;

(c) Subscriber is acquiring the Units (and underlying securities) for Subscriber’s own account, not for the account of any other person or entity, and for investment and not with a view to resale or distribution and no other person or entity has a direct or indirect beneficial ownership interest in the Units (and underlying securities);

(d) Subscriber can bear the economic risk of losing Subscriber’s entire investment;

(e) By reason of Subscriber’s business or financial experience, Subscriber has the capacity and has taken all steps necessary to protect the Subscriber’s own interests in connection with an investment in the Units (and underlying securities);

(f) Subscriber has not paid or given any commission or other remuneration in connection with the purchase of the Units (and underlying securities);

(g) The Units (and underlying securities) were not offered to the Subscriber by means of any general solicitation or general advertising by the Company or any person acting on its behalf, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting to which the Subscriber was invited by any general solicitation or general advertising;

(h) Subscriber (i) is at least twenty one (21) years of age (if the Subscriber is a natural person, (ii) maintains his, her or its residence or principal place of business (as applicable) (and is not a transient or temporary resident) at the address shown on page 2 hereto and has no present intention of becoming a resident or changing its principal place of business to another state or jurisdiction, (iii) has adequate means of providing for his or her current needs and personal contingencies (if the Subscriber is a natural person), (iv) has no need for liquidity in the investment in the Units (and underlying securities), (v) has investments in and commitments to non liquid investments which are, and after the purchase of the Units (and underlying securities) will be, reasonable in relation to his, her or its net worth and current needs, and (vi) is able to bear the economic risk of losing his, her or its entire investment in the Units (and underlying securities).  The Subscriber acknowledges and agrees that no offer of the Units was made to the Subscriber in any state other than such state of residence or principal place of business;

(i) Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to Subscriber’s net worth, Subscriber’s investment in the Units (and underlying securities) will not cause such overall commitment to become excessive, and the investment is suitable for Subscriber when viewed in light of Subscriber’s other securities holdings and Subscriber’s financial situation and needs;

(j) Subscriber has adequate means of providing for Subscriber’s current needs and contingencies;

(k) Subscriber has evaluated all the risks of investment in the Company, including without limitation those set forth under “Risk Factors” in the Memorandum, in Part I, Item 1.A "Risk Factors" in the Company's Annual Report on Form 10-K included as Exhibit A to the Memorandum and in Part II, Item 1.A "Risk Factors" in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 included as Exhibit C to the Memorandum;

(l) Subscriber has experience in evaluating and making investment decisions of this kind;

(m) Subscriber has a reasonable understanding of the business in which the Company is engaged;

(n) Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) as indicated on the signature page hereto;

(o) Subscriber otherwise meets any special suitability standards applicable to the Subscriber’s state of residence or principal place of business (as applicable);

(p) Subscriber has been furnished with all additional documents and information which Subscriber has requested;

(q) Subscriber has had the opportunity to ask questions of and received answers from the Company concerning the Company and the Units (and underlying securities) and to obtain any additional information necessary to verify the accuracy of the information furnished;

(r) Subscriber has relied only on the information contained herein and in the Memorandum and the documents attached thereto as exhibits in determining to make this subscription;

(s) Subscriber has not construed the contents of this Subscription Agreement (or the Memorandum and any attachments thereto) or any prior or subsequent communication from the Company or any of its directors, officers, employees, financial advisors, attorneys, accountants or other agents as investment, legal or tax advice.  The Subscriber has been advised to consult with the Subscriber’s own financial advisor, attorneys, and other professional advisors as to investment, legal, tax, or other related matters concerning the proposed investment;

(t) All documents, records and books pertaining to Subscriber’s investment have been made available for inspection by Subscriber and by Subscriber’s attorney, and/or Subscriber’s accountant and/or Subscriber’s representative, during reasonable business hours at the Company’s principal place of business;

(u) Subscriber recognizes and understands that an investment in the Units (and underlying securities) involves substantial risks and that the Subscriber may lose all of the Subscriber’s investment.  Subscriber is fully aware of and understands all of the risk factors relating the purchase thereof, including, but not limited to, those set forth under “Risk Factors” in the Memorandum,  in Item 1.A "Risk Factors" in the Company's Annual Report on Form 10-K included as Exhibit A to the Memorandum and in Part II, Item 1.A "Risk Factors" in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 included as Exhibit C to the Memorandum;

(v) Subscriber understands that the terms of the Offering (and the underlying securities), including the purchase price per Unit, have been arbitrarily determined by the Company and that no assurances have been given about the increase in value, if any, of the Units (and underlying securities);

(w) Subscriber understands that the Units (and underlying securities) are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Units (and underlying securities), and also to confirm that the Company is not required to register as an investment company under the Investment Company Act of 1940;

(x) Subscriber understands that the offer and sale of the Units (and underlying securities) have not been submitted to, reviewed by, nor have the merits of this investment been endorsed or approved by any state or federal agency, commission, authority or self-regulatory organization;

(y) The written information pertaining to Subscriber which Subscriber has heretofore furnished to the Company, and all information pertaining to Subscriber which is set forth in this Subscription Agreement (including in the signature page hereto), is true and correct as of the date hereof and, if there should be any material change in such information hereafter, Subscriber shall promptly furnish such revised or corrected information to the Company;

(z) Subscriber has full right, power (and capacity, if the Subscriber is a natural person) and authority to execute and deliver this Subscription Agreement and to perform his, her or its other obligations hereunder, and if the Subscriber is an entity, the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so, and this Subscription Agreement shall be enforceable against Subscriber in accordance with its terms;

(aa) Subscriber understands, acknowledges and agrees that the Company is relying solely upon the representations and warranties made herein in determining to sell Subscriber the Units (and underlying securities); and

(bb) Subscriber understands the meaning and legal consequences of the foregoing representations and warranties and certifies that each of the foregoing representations and warranties is true and correct as of the date hereof and shall survive the execution hereof and the purchase of the Units (and underlying securities).

4.	TRANSFER RESTRICTIONS.

(a) Subscriber represents that Subscriber understands that the sale or transfer of the Units (and underlying securities) are severely restricted and that:

(i) The Units (and underlying securities) have not been registered under the Securities Act or the laws of any state or other jurisdiction.  The Units (and underlying securities) can not be sold, transferred or otherwise disposed of by Subscriber unless the Units (and underlying securities) are subsequently registered under applicable law or an exemption from registration is available.  The Company is not required to register the Units (and underlying securities) or to make any exemption from registration available, and therefore, the Subscriber may be precluded from selling, transferring or otherwise disposing of the Units (and underlying securities) or any portion thereof and may have to bear the economic risk of Subscriber’s investment for an indefinite period of time; and

(ii) There is no public market and there will probably not be a public market for the Units (and underlying Subordinated Note and Preferred Stock) and Subscriber may not be able to sell the Units (and underlying Subordinated Note and Preferred Stock) at prices equal to or greater than the price paid for them or at all.  Accordingly, the Subscriber may have to bear the economic risk of Subscriber’s investment for an indefinite period of time.

(b) Subscriber agrees that Subscriber will not sell, offer to sell, transfer or otherwise dispose of the Units (and underlying securities) or any part thereof or interest therein without registration under the Securities Act and applicable state securities laws or an exemption from such registration, other than a sale or transfer to the Company at an agreed upon price.

(c) Restrictive Legend and Stop Transfer Order.  The Subscriber acknowledges that:

(i) any certificates representing the securities underlying the Units will bear a legend similar to the following:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state.  The securities may not be offered, sold, transferred, pledged or otherwise disposed of unless (i) there is an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws,  or (ii)  the Company has received an opinion of counsel satisfactory to the Company and its counsel that the proposed transaction will be exempt from such registration; and

(ii) the Company reserves the right to place a stop order against any securities underlying the Units and to refuse to effect any transfers thereof in the absence of an effective registration statement with respect to thereto or in the absence of an opinion of counsel to the Company that such transfer is exempt from registration under the Securities Act and under applicable state securities laws.

5.	INDEMNIFICATION AND HOLD HARMLESS.

Subscriber agrees that if Subscriber breaches any agreement, representation or warranty Subscriber has made in this Subscription Agreement, Subscriber agrees to indemnify and hold harmless the Company, including its directors, officers, employees and shareholders, against any claim, liability, loss, damage or expense (including attorneys’ fees and other costs of investigating and litigating claims) caused, directly or indirectly, by Subscriber’s breach.

6.	CONFIDENTIAL INFORMATION; NON-DISCLOSURE.

(a) Confidential Information.  Subscriber recognizes and acknowledges that this Subscription Agreement creates a confidential relationship between Subscriber and the Company and that any and all information provided in connection with this offering, including but not limited to, finances, business strategies, marketing and marketing strategies, products, policies, financial information, documentation, and other such information, whether written, oral or otherwise, is confidential in nature (hereinafter collectively referred to as “Company Confidential Information”).  Company Confidential Information shall not include information that: (x) is in the public domain through no breach of the obligation of non-disclosure set forth below; (y) is independently communicated to Subscriber by a third party free of any obligation of confidentiality; or (z) is developed by Subscriber independently of and without reference to any Company Confidential Information.  All Company Confidential Information supplied to Subscriber hereunder is and shall remain the sole and exclusive property of the Company.

(b) Non-Disclosure.  Subscriber agrees that, except as expressly authorized in writing by the Company, Subscriber will not at any time disclose any Company Confidential Information to any person whatsoever or use any Company Confidential Information for any purpose other than in his, her or its role as an investor in the Company.  Notwithstanding the foregoing, Subscriber may disclose such Company Confidential Information to Subscriber’s personal advisors provided that such advisors agree to be bound by the foregoing confidentiality and non-disclosure provisions.

7.	MISCELLANEOUS.

(a) Additional Information.  The Company may request from Subscriber such additional information as it may deem necessary to evaluate the eligibility of Subscriber to acquire Units (and underlying securities), and may request from time to time such information as it may deem necessary to determine the eligibility of Subscriber to hold the Units (and underlying securities) or to enable the Company to determine the Company’s compliance with applicable regulatory requirements, and the Subscriber agrees to provide such information as may reasonably be requested.

(b) Acceptance or Rejection of Subscription. This Subscription Agreement shall not be binding on the Company until it shall be accepted by the Company, such acceptance to be indicated by the execution of this Subscription Agreement by the Company.  The Company may reject this Subscription Agreement in whole or in part, for any reason or no reason, in its sole and absolute discretion.

(c) Entire Understanding.  This Subscription Agreement states the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior oral and written communications and agreements, and all contemporaneous oral communications and agreements, with respect to the subject matter hereof.

(d) Parties in Interest.  This Subscription Agreement, upon acceptance by the Company, shall bind, benefit, and be enforceable by and against each party hereto and his, her or its successor, assigns, heirs administrators and executors.

(e) Severability.  If any provision of this Subscription Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

(f) Section Headings.  Article and section headings in this Subscription Agreement are for convenience of reference only, do not constitute a part of this Subscription Agreement, and shall not affect its interpretation.

(g) References.  All words used in this Subscription Agreement shall be construed to be of such number and gender as the context requires or permits.  Unless a particular context clearly provides otherwise, the words “hereof” and “hereunder” and similar references refer to this Subscription Agreement in its entirety and not to any specific Section or subsection.

(h) Controlling Law.  THIS SUBSCRIPTION AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

[Remainder of page intentionally left blank.]

ALL SUBSCRIBERS MUST COMPLETE AND SIGN BELOW

The Subscriber, by executing this Signature Page, hereby agrees to all the terms, conditions, representations and warranties of this Subscription Agreement and agrees to purchase the number of Units set forth below.

Number of Units subscribed for:  _____ Units

Subscription Price (number of Unit(s) subscribed for x $100,000):   $_______________

Further, the Subscriber hereby represents and warrants that the Subscriber is an "accredited investor" as defined in Regulation D under the Securities Act of 1933 as indicated below:

Please check and complete all applicable responses:

If the Subscriber is an individual:

☐  My individual net worth, or joint net worth with my spouse, currently exceeds $1,000,000.  If this box is checked, please provide estimated net worth (may include joint net worth with spouse):  $________________.

☐  I had an individual income in excess of $200,000 in each of 2006 and 2007 or joint income with my spouse in excess of $300,000 in each of those years and I have a reasonable expectation of reaching the same income level in 2008.  If this box is checked, please provide income amounts for you and your spouse as follows:

2006 (actual)                                           your income: $___________                                                      spouse’s income: $___________
2007 (actual)                                           your income: $___________                                                      spouse’s income: $___________
2008 (estimated)                                your income: $___________                                                      spouse’s income: $___________

☐ I am a director or executive officer of Severn Bancorp, Inc.

If the Subscriber is an entity:

☐  The entity is a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act.

☐ The entity is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended.
☐ The entity is an insurance company as defined in Section 2(13) of the Securities Act.
☐ The entity is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act.
☐ The entity is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.
☐ The entity is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees with total assets in excess of $5,000,000.

Please continue on the following page.

Please check and complete all applicable responses:
☐ The entity is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“Employee Benefit Plan”) and the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor.

☐ The entity is an Employee Benefit Plan with assets in excess of $5,000,000.
☐ The entity is a self-directed Employee Benefit Plan where the investment decisions are made solely by persons that are accredited investors.
☐ The entity is a private business development company as defined in Section 202(a)(22) of the 1940 Act.
☐  The entity is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units offered, with total assets in excess of $5,000,000.

☐ The entity is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by an accredited investor that has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

☐ All of the equity owners of the entity are accredited investors. If this is the only box checked, each of the owners must separately complete and sign pages 8 and 9.
The total assets of the entity as of a recent date are: $_______ as of ___________, 2008 (date)

        IN WITNESS WHEREOF, the Subscriber has executed and delivered this Subscription Agreement on the date first above written.

INDIVIDUAL SUBSCRIBERS	ENTITY SUBSCRIBERS

_________________________________	_____________________________
Signature	Print Name of Entity

_________________________________	______________________________
Print Name	By: ___________________________ Authorized Signature

_________________________________	_______________________________
Signature of the Joint Subscriber (if any) (if shares to be held in joint name)	Print Name and Title of Authorized Signer

_________________________________
Print Name of Joint Subscriber

Residence Address: ______________________	Principal Business Address: ________________
______________________________________	_______________________________________
Telephone: _____________________________	Telephone: ______________________________

Social Security No: __________________	Tax I.D. Number: __________________
Joint Subscriber Social Security No: __________________

ACCEPTED AND APPROVED AS TO ___UNITS:

SEVERN BANCORP, INC.

By:
         Name:
         Title:

[Company signature page to the Subscription Agreement]